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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 14, 1997 (November 12,
                                     1997)



                              GLIMCHER REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)


         Maryland                  1-12482              31-1390518
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)          File Number)        Identification No.)



         20 South Third Street, Columbus, Ohio       43215
       (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code (614) 621-9000



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

      On November 12, 1997, Glimcher Realty Trust, a Maryland real estate investment trust (the "Company") and Glimcher Properties Limited Partnership, a Delaware limited partnership, entered into an Underwriting Agreement (the "Underwriting Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, BT Alex. Brown Incorporated and PaineWebber Incorporated, as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), providing for the purchase by the Underwriters from the Company of 4,800,000 9-1/4% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series B Preferred Shares"), of the Company (the "Offering") at a purchase price of $25.00 per Series B Preferred Share (the "Purchase Price"). Distributions are cumulative from the date of original issue and are payable quarterly on or about the 15th day of January, April, July and October of each year, commencing on January 15, 1998 at the rate of 9-1/4% per annum of the $25.00 liquidation preference. The Series B Preferred Shares were registered as part of the Company's shelf Registration Statement on Form S-3 (No. 33-91084), which was declared effective by the Securities and Exchange Commission on May 18, 1995. In accordance with the terms of the Underwriting Agreement, the Underwriters also were granted an option to purchase up to an aggregate of 720,000 additional Series B Preferred Shares at the Purchase Price to cover any over-allotments.

     In connection with the issuance of the Series B Preferred Shares, the holders of the Company's Series A Convertible Preferred Shares exchanged all of their Series A Convertible Preferred Shares for an equal number of Series A-1 Convertible Preferred Shares. The Series B Preferred Shares rank senior to the Series A-1 Preferred Shares with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Company.


ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            4.1 Underwriting Agreement, dated November 12, 1997, among the Company, Glimcher Properties Limited Partnership, Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, BT Alex. Brown Incorporated and PaineWebber Incorporated.

            4.2 Articles Supplementary Classifying Series B Cumulative Redeemable Preferred Shares of Beneficial Interest.

            4.3   Specimen Certificate evidencing Series B Preferred Shares.


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            4.4   Amendment No. 1 dated as of November 6, 1997 to Securities
                  Purchase Agreement among Partnership Acquisition Trust II, Glimcher Properties Limited Partnership and Glimcher Realty Trust, dated November 26, 1996.

            4.5 Articles Supplementary Classifying Series A-1 Convertible Preferred Shares.

            4.6 Specimen Certificate evidencing Series A-1 Convertible Preferred Shares.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 1997

                                 GLIMCHER REALTY TRUST


                                 By: /s/ William G. Cornely
                                     ------------------------------------
                                     William G. Cornely,
                                     Senior Vice President and
                                     Chief Financial Officer


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                                  EXHIBIT INDEX

      4.1   Underwriting Agreement, dated November 12, 1997, among the
            Company, Glimcher Properties Limited Partnership, Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, BT Alex. Brown Incorporated and PaineWebber Incorporated.

      4.2 Articles Supplementary Classifying Series B Cumulative Redeemable Preferred Shares of Beneficial Interest.

      4.3   Specimen Certificate evidencing Series B Preferred Shares.

      4.4 Amendment No. 1 dated as of November 6, 1997 to Securities Purchase Agreement among Partnership Acquisition Trust II, Glimcher Properties Limited Partnership and Glimcher Realty Trust, dated November 26, 1996.

      4.5 Articles Supplementary Classifying Series A-1 Convertible Preferred Shares.

      4.6   Specimen Certificate evidencing Series A-1 Convertible Preferred.
            Shares


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